                                                                    Exhibit 10.9

                          Real Estate Matters Agreement


                                 by and between


                        Schlumberger Technologies, Inc.,


                      Schlumberger Technology Corporation,


                                 Schlumberger BV


                                       and


                                  NPTest, Inc.


                                _______ __, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I PROPERTY .............................................................................................    1
------------------
   Section 1.1    Leased Property ..............................................................................    1
   -----------    ---------------
   Section 1.2    Shared Properties ............................................................................    2
   -----------    -----------------
   Section 1.3    Obtaining the Lease Consents .................................................................    2
   -----------    ----------------------------
   Section 1.4    Occupation by NPT ............................................................................    3
   -----------    -----------------
   Section 1.5    Obligation to Complete .......................................................................    4
   -----------    ----------------------
   Section 1.6    Form of Transfer .............................................................................    4
   -----------    ----------------
   Section 1.7    Casualty; Lease Termination ..................................................................    5
   -----------    ---------------------------
   Section 1.8    Tenant's Fixtures and Fittings ...............................................................    5
   -----------    ------------------------------
   Section 1.9    Costs. .......................................................................................    5
   -----------    -----
 ARTICLE II MISCELLANEOUS ......................................................................................    5
 ------------------------
    Section 2.1    Limitation of Liability .....................................................................    5
    -----------    -----------------------
    Section 2.2    Entire Agreement ............................................................................    5
    -----------    ----------------
    Section 2.3    Governing Law ...............................................................................    6
    -----------    -------------
    Section 2.4    Notices .....................................................................................    6
    -----------    -------
    Section 2.5    Counterparts ................................................................................    7
    -----------    ------------
    Section 2.6    Binding Effect; Assignment ..................................................................    7
    -----------    --------------------------
    Section 2.7    Severability ................................................................................    7
    -----------    ------------
    Section 2.8    Failure or Indulgence Not Waiver; Remedies Cumulative .......................................    7
    -----------    -----------------------------------------------------
    Section 2.9    Amendment ...................................................................................    7
    -----------    ---------
    Section 2.10   Authority ...................................................................................    7
    ------------   ---------
    Section 2.11   Interpretation ..............................................................................    8
    ------------   --------------
    Section 2.12   Disputes ....................................................................................    8
    ------------   --------
 ARTICLE III DEFINITIONS .......................................................................................    8
 -----------------------
    Section 3.1    Disputes ....................................................................................    8
    -----------    ---------------
    Section 3.2    Landlord ....................................................................................    8
    -----------    --------
    Section 3.3    Lease Consents ..............................................................................    8
    -----------    --------------
    Section 3.4    Leased Properties ...........................................................................    8
    -----------    -----------------
    Section 3.5    Sublease Form ...............................................................................    8
    -----------    -------------
    Section 3.6    Master Separation and Sale Agreement ........................................................    8
    -----------    ------------------------------------
    Section 3.7    Prior Transfers .............................................................................    8
    -----------    ---------------
    Section 3.8    Property ....................................................................................    9
    -----------    --------
    Section 3.9    Relevant Leases .............................................................................    9
    -----------    ---------------
    Section 3.10   Separation Date .............................................................................    9
    ------------   ---------------
    Section 3.11   Shared Properties ...........................................................................    9
    ------------   -----------------
    Section 3.12   Schlumberger's Lease ........................................................................    9
    ------------   --------------------
    Section 3.13   Subsidiary ..................................................................................    9

                          REAL ESTATE MATTERS AGREEMENT

     This Real Estate Matters Agreement (this "Agreement") is entered into as of _______ __, 2000 by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV" and, together with STI and STC, "Schlumberger"), and NPTest, Inc. ("NPT"), a Delaware corporation. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in
Article III hereof.

                                    RECITALS

     WHEREAS, NPT is engaged in the NPT Business (as such term is defined in the Master Separation and Sale Agreement);

     WHEREAS, the parties have entered into a Master Separation and Sale Agreement in connection with the Separation, as there described; and

     WHEREAS, as provided in the Master Separation and Sale Agreement, the parties desire to set forth certain agreements regarding certain real estate matters.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I

                                    PROPERTY

     Section 1.1  Leased Property.

          (a) Schlumberger shall assign or cause its applicable Subsidiary to assign, and NPT shall accept and assume, or cause its applicable Subsidiary to accept and assume, Schlumberger's or its Subsidiary's interest in the Leased Properties, subject to and consistent with the other provisions of this Agreement, the terms of the Master Separation and Sale Agreement, the other Ancillary Agreements and the agreements executed in connection with the Prior Transfers. Such assignment and assumption shall be effective on the later of:
(i) the Separation Date; or (ii) the earlier of (A) the fifth business day after the relevant Lease Consent has been granted or (B) the date agreed upon by the parties in accordance with Section 1.6(a) below.

          (b) Subject to the completion of the assignment to NPT or its applicable Subsidiary of the relevant Leased Property, with respect to each Leased Property which is also a Shared Property, NPT shall grant or cause its applicable Subsidiary to grant to Schlumberger or its applicable Subsidiary a sublease to occupy that part of the relevant Leased Property identified in Section A of Schedule 1 of this Agreement and Schlumberger shall accept or cause its applicable Subsidiary to accept the same. Such sublease shall be completed immediately following completion of the transfer of the relevant Leased Property to NPT or its applicable Subsidiary.

     Section 1.2 Shared Properties. Schlumberger shall grant or cause its applicable Subsidiary to grant to NPT or its applicable Subsidiary a sublease to occupy those parts of the Shared Properties identified in Section B of Schedule 1 of this Agreement and NPT shall accept or cause its applicable Subsidiary to accept the same, subject to and consistent with the other provisions of this Agreement, the terms of the Master Separation and Sale Agreement, the other Ancillary Agreements and the agreements executed in connection with the Prior Transfers. Such sublease shall be effective on the Separation Date.

     Section 1.3  Obtaining the Lease Consents.

          (a) Schlumberger confirms that, with respect to each Leased Property, an application has been made or will be made on or prior to the Separation Date to the relevant Landlord for the Lease Consents required with respect to the transactions contemplated by this Agreement.

          (b) Schlumberger will use its reasonable efforts to obtain the Lease Consents as to each Leased Property, but Schlumberger shall not be required to commence judicial proceedings for a declaration that a Lease Consent has been unreasonably withheld or delayed, nor shall Schlumberger be required to pay any consideration in excess of that required by the Relevant Lease or that which is typical in the open market to obtain the relevant Lease Consent. NPT shall cooperate as reasonably requested by Schlumberger to obtain the Lease Consents.

          (c) NPT and Schlumberger will promptly satisfy or cause their applicable Subsidiaries to satisfy the lawful requirements of the Landlord, and NPT will take or cause its applicable Subsidiary to take all steps to assist Schlumberger in obtaining the Lease Consents as to each Leased Property, including, without limitation:

               (i) if required by the Landlord, entering into an agreement with the relevant Landlord to observe and perform the tenant's obligations contained in the Relevant Lease throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability;

               (ii) if required by the Landlord, providing a guarantee, surety or other security (including, without limitation, a security deposit) for the obligations of NPT or its applicable Subsidiary as tenant under the Relevant Lease, and otherwise taking all steps that are reasonably necessary and that NPT or its applicable Subsidiary is reasonably capable of taking to meet the lawful requirements of the Landlord so as to ensure that the Lease Consents are obtained; and

               (iii) using all reasonable efforts to assist Schlumberger with obtaining the Landlord's consent to the release of any guarantee, surety or other security which Schlumberger or its Subsidiary (other than NPT or its Subsidiaries) may have previously provided to the Landlord and, if required, offering the same or equivalent security to the Landlord in order to obtain such release.

     Notwithstanding the foregoing, (1) except with respect to guarantees, sureties or other security referenced in Section 1.3(c)(ii) above, NPT shall not be required to obtain a release of any obligation entered into by Schlumberger or any of its Subsidiaries with any Landlord or other third party with respect to any Property and (2) prior to the receipt of each Lease Consent, NPT shall not communicate or permit its applicable Subsidiary to communicate directly with the applicable Landlord unless NPT can show Schlumberger reasonable grounds for doing so.

          (d) If, with respect to any Leased Properties, Schlumberger and NPT are unable to obtain a release by the Landlord of any guarantee, surety or other security which Schlumberger or its Subsidiary (other than NPT or its Subsidiaries) has previously provided to the Landlord, NPT shall indemnify, defend, protect and hold harmless Schlumberger and its applicable Subsidiaries from and after the Separation Date against all losses, costs, claims, damages, or liabilities incurred by Schlumberger or such Subsidiaries as a result of NPT's occupancy of the Leased Property with respect to such guarantee, surety or other security.

     Section 1.4  Occupation by NPT.

          (a) Subject to compliance with Section 1.4(b) below, in the event that the transfer of any Leased Property does not occur on the Separation Date, NPT or its applicable Subsidiary shall, commencing on the Separation Date, be entitled to occupy the relevant Property (except to the extent that the same is a Retained Part) as a subleasee upon the terms and conditions contained in Schlumberger's Lease. Such sublease shall not be revocable prior to the date for completion as provided in Section 1.1(a) unless an enforcement action or forfeiture by the relevant Landlord due to NPT's or its applicable Subsidiary's occupation of the Property constituting a breach of Schlumberger's Lease cannot, in the reasonable opinion of Schlumberger, be avoided other than by requiring NPT or its applicable Subsidiary to immediately vacate the relevant Property, in which case Schlumberger may by notice to NPT immediately require NPT or its applicable Subsidiary to vacate the relevant Property. NPT will be responsible for all costs, expenses and liabilities incurred by Schlumberger or its applicable Subsidiary as a consequence of such occupation, except for any losses, claims, costs, demands and liabilities incurred by Schlumberger or its Subsidiary as a result of any enforcement action taken by the Landlord against Schlumberger or its Subsidiary with respect to any breach by Schlumberger or its Subsidiary of the Relevant Lease in permitting NPT or its applicable Subsidiary to so occupy the Property without obtaining the required Lease Consent, for which Schlumberger or its Subsidiary shall be solely responsible. Neither NPT nor its applicable Subsidiary shall be entitled to make any claim or demand against, or obtain reimbursement from, Schlumberger or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by NPT or its applicable Subsidiary as a consequence of being obliged to vacate the Property or in obtaining alternative premises, including, without limitation, any enforcement action which a Landlord may take against NPT or its applicable Subsidiary.

          (b) In the event that the transfer of any Leased Property does not occur on the Separation Date, whether or not NPT or its applicable Subsidiary occupies a Property as subleasee as provided in Section 1.4(a) above, NPT shall, effective as of the Separation Date, (i) pay or cause its applicable Subsidiary to pay Schlumberger all rents, service charges, insurance premiums and other sums payable by Schlumberger or its applicable Subsidiary under any Relevant Lease, (ii) observe or cause its applicable Subsidiary to observe the tenant's covenants, obligations and conditions contained in Schlumberger's Lease and (iii) indemnify, defend, protect and hold harmless Schlumberger and its applicable Subsidiary from and against all losses, costs, claims, damages and liabilities arising on account of any breach thereof by NPT or its applicable Subsidiary.

          (c) Schlumberger shall supply promptly to NPT copies of all invoices, demands, notices and other communications received by Schlumberger or its applicable Subsidiaries or agents in connection with any of the matters for which NPT or its applicable Subsidiary may be liable to make any payment or perform any obligation pursuant to Section 1.4(a) or (b), and shall, at NPT's cost, take any steps and pass on any objections which NPT or its applicable Subsidiary may have in connection with any such matters. NPT shall promptly supply to Schlumberger any notices, demands, invoices and other communications received by NPT or its applicable Subsidiary or agents from any Landlord while NPT or its applicable Subsidiary occupies any Property without the relevant Lease Consent.

     Section 1.5  Obligation to Complete.

          (a) If, with respect to any Leased Property, at any time the relevant Lease Consent is formally and unconditionally refused in writing, Schlumberger and NPT shall commence good faith negotiations and use reasonable efforts to determine how to allocate the applicable Property, based on the relative importance of the applicable Property to the operations of each party, the size of the applicable Property, the number of employees of each party at the applicable Property and the potential risk and liability to each party in the event an enforcement action is brought by the applicable Landlord. Such reasonable efforts shall include consideration of alternate structures to accommodate the needs of both parties and the allocation of the costs thereof, including entering into amendments of the size, term or other terms of the Relevant Lease, restructuring a proposed lease assignment to be a sublease and relocating one party. If the parties are unable to agree upon an allocation of the Property within 15 days after commencement of negotiations between the parties as described above, then the terms of the provisions entitled "Dispute Resolution" in the Master Separation and Sale Agreement shall apply to any such disagreement or dispute.

     Section 1.6  Form of Transfer.

          (a) The assignment to NPT or its applicable Subsidiary of each relevant Leased Property shall be in substantially the form attached in Schedule 2, with such amendments which in the reasonable opinion of Schlumberger are necessary with respect to a particular Property, including, without limitation, in all cases where a relevant Landlord has required a guarantor or surety to guarantee the obligations of NPT or its applicable Subsidiary contained in the relevant Lease Consent or any other document which NPT or its applicable Subsidiary is required to complete, the giving of such guarantee by a guarantor or surety, and the giving by NPT or its applicable Subsidiary and any guarantor or surety of NPT's or its applicable Subsidiary's obligations of direct obligations to Schlumberger or third parties where required under the terms of any of the Lease Consent or any covenant, condition, restriction, easement, lease or other encumbrance to which the Property is subject. Such amendments shall be submitted to NPT for approval, which approval shall not be unreasonably withheld or delayed.

          (b) The subleases to be granted by NPT or its applicable Subsidiary to Schlumberger or its applicable Subsidiary, and Schlumberger or its applicable Subsidiary to NPT or its applicable Subsidiary, with respect to the Shared Properties shall be at a rental rate set forth in Schedule 4 hereof and be for a term of 18 months from the Separation Date. Either party shall have the right to terminate the sublease as to any of the Properties upon 30 days' prior written notice. The sublease shall be substantially in the form of the Sublease Form, with such amendments as are, in the reasonable opinion of Schlumberger, necessary with respect to a particular Property. Such amendments shall be submitted to NPT for approval, which approval shall not be unreasonably withheld.

         Section 1.7 Casualty; Lease Termination. The parties hereto shall grant and accept assignments, leases, subleases or licenses of the Properties as described in this Agreement, regardless of any casualty damage or other change in the condition of the Properties. In addition, subject to Schlumberger's obligations in Section 5.6 of the Master Separation and Sale Agreement, in the event that Schlumberger's Lease with respect to a Leased Property or a Shared Property is terminated prior to the Separation Date, (a) Schlumberger or its applicable Subsidiary shall not be required to assign, sublease or license such Property, (b) NPT or its applicable Subsidiary shall not be required to accept an assignment, sublease or license of such Property and (c) neither party shall have any further liability with respect to such Property hereunder.

         Section 1.8 Tenant's Fixtures and Fittings. The provisions of the Master Separation and Sale Agreement, the other Ancillary Agreements and the agreements executed in connection with the Prior Transfers shall apply to any trade fixtures and personal property located at each Property. The lease and sublease of the Leased Properties and the subleases as to the Shared Properties shall include the rental of the furniture at such Properties.

         Section 1.9 Costs. Subject to Section 1.3, Schlumberger shall pay all reasonable costs and expenses incurred in connection with obtaining the Lease Consents, including, without limitation, Landlord's consent fees and attorneys' fees and any costs and expenses relating to re-negotiation of Schlumberger's Leases.

                                   ARTICLE II

                                  MISCELLANEOUS

         Section 2.1 Limitation of Liability. IN NO EVENT SHALL ANY MEMBER OF THE SCHLUMBERGER GROUP OR NPT GROUP BE LIABLE TO ANY OTHER MEMBER OF THE SCHLUMBERGER GROUP OR NPT GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S INDEMNIFICATION OBLIGATIONS FOR LIABILITIES TO THIRD PARTIES AS SET FORTH IN THE INDEMNIFICATION AND INSURANCE MATTERS AGREEMENT.

         Section 2.2 Entire Agreement. This Agreement, the Master Separation and Sale Agreement, the other Ancillary Agreements, the Exhibits and Schedules referenced or attached hereto and thereto, and the agreements executed in connection with the Prior Transfers constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

         Section 2.3 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods. Notwithstanding the foregoing, the applicable Property transfers shall be performed in accordance with the laws of the state in which the applicable Property is located.

         Section 2.4 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

               if to STI:

                         Schlumberger Technologies, Inc.
                         [To Come]
                         Attention:   [__________]
                         Telephone:   [__________]
                         Facsimile:   [__________]

               if to SBV:

                         Schlumberger BV
                         [To Come]
                         Attention:   [__________]
                         Telephone:   [__________]
                         Facsimile:   [__________]

               if to STC:

                         Schlumberger Technology Corporation
                         [To Come]
                         Attention:   [__________]
                         Telephone:   [__________]
                         Facsimile:   [__________]

               if to NPT:

                         NPTest, Inc.
                         [To Come]
                         Attention:   General Counsel
                         Telephone:   [__________]
                         Facsimile:   [__________]
or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

         Section 2.5 Counterparts. This Agreement, including the Schedules and Exhibits hereto, and the other documents referred to herein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         Section 2.6 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         Section 2.7 Severability. If any term or other provision of this Agreement or the Schedules or Exhibits attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

         Section 2.8 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement or the Exhibits or Schedules attached hereto are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         Section 2.9 Amendment. No change or amendment will be made to this Agreement or the Exhibits or Schedules attached hereto except by an instrument in writing signed on behalf of each of the parties to such agreement.

         Section 2.10 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this

Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

         Section 2.11 Interpretation. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table or contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

         Section 2.12 Disputes. Any Disputes that arise under this Agreement shall be resolved in accordance with the provisions of Section 5.9 of the Master Separation and Sale Agreement.

                                   ARTICLE III

                                   DEFINITIONS

         The following terms, as used herein, shall have the following meanings:

         Section 3.1 Disputes. "Disputes" has the meaning set forth in the Master Separation and Sale Agreement.

         Section 3.2 Landlord. "Landlord" means the landlord under Schlumberger's Lease, and its successors and assigns, and includes the holder of any other interest which is superior to the interest of the landlord under Schlumberger's Lease.

         Section 3.3 Lease Consents. "Lease Consents" means all consents, waivers or amendments required from the Landlord or other third parties under the Relevant Leases to assign the Relevant Leases to NPT or its applicable Subsidiary.

         Section 3.4 Leased Properties. "Leased Properties" means those Properties listed in Section A of Schedule 1 of this Agreement.

         Section 3.5 Sublease Form. "Sublease Form" means the form sublease attached hereto as Schedule 3.

         Section 3.6 Master Separation and Sale Agreement . "Master Separation and Sale Agreement" means that certain Master Separation and Sale Agreement by and among STI, STC, SBV and NPT.

         Section 3.7 Prior Transfers . "Prior Transfers" has the meaning set forth in the Master Separation and Sale Agreement.

       Section 3.8 Property. "Property" means the Leased Properties and the Shared Properties.

       Section 3.9 Relevant Leases. "Relevant Leases" means those of Schlumberger's Leases with respect to which the Landlord's consent is required for assignment or sublease to a third party or which prohibit assignments or subleases.

       Section 3.10 Separation Date. "Separation Date" has the meaning set forth in the Master Separation and Sale Agreement.

       Section 3.11 Shared Properties. "Shared Properties" means those Properties listed in (a) Section A of Schedule 1 as a Property involving a sublease back to Schlumberger and (b) Section B of Schedule 1 of this Agreement involving a sublease to NPT.

       Section 3.12 Schlumberger's Lease. "Schlumberger's Leases" means, in relation to each Property, the lease(s) or sublease(s) or license(s) under which Schlumberger or its applicable Subsidiary holds such Property and any other supplemental document completed prior to the Separation Date.

       Section 3.13 Subsidiary. "Subsidiary has the meaning set forth in the Master Separation and Sale Agreement.

       WHEREFORE, the parties have signed this Real Estate Matters Agreement effective as of the date first set forth above.

Schlumberger Technologies, Inc.               NPTest, Inc.


By:  ____________________________________     By: ______________________________
     Name:                                        Name:
     Title:                                       Title:


Schlumberger BV


By:  ____________________________________
     Name:
     Title:


Schlumberger Technology Corporation


By:  ____________________________________
     Name:
     Title:

                                   Schedule 1

                                   Properties

                                   Schedule 2

                      Form Assignment for Leased Properties

                                   Schedule 3

                       Form Sublease for Shared Properties

                                   Schedule 4

                              Sublease Rental Rates